QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2002

PRECIS, INC.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	001-15667 (Commission File Number)	73-1494382 (I.R.S. Employer Identification No.)

2040 North Highway 360 Grand Prairie, Texas (Address of principal executive offices)	75050 (Zip Code)

Registrant's telephone number, including area code: (972) 522-2008

Item 5.    Other Events.

        Press release of December 19, 2002 announcing the appointment of Dino Eliopoulos as Chief Financial Officer.

Item 7.    Financial Statements and Exhibits.

  (a)
  Financial Statements and Exhibits.

    Not applicable.

  (b)
  Pro Forma Financial Information.

    Not applicable.

  (c)
  Exhibits.

    21        Press release dated December 19, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC. (Registrant)
	By:	/s/ JUDITH H. HENKELS Judith H. Henkels, Chief Executive Officer
Date: January 2, 2003

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES